SiriusPoint Ltd.

Financial Supplement
September 30, 2024

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Liam Blackledge - Senior Associate, Investor Relations and Strategy
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events such as uncertainties with respect to COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the impact of the U.S. November 2024 presidential and congressional elections, and ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents, managing general underwriters and/or program administrators; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
September 30, 2024 and 2023
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

Combined ratio	84.4%	88.0%	86.1%	81.6%
Core underwriting income (1)	$62.5	$42.5	$143.7	$213.2
Core net services income (1)	$7.0	$7.5	$34.2	$31.9
Core income (1)	$69.5	$50.0	$177.9	$245.1
Core combined ratio (1)	88.5%	92.5%	91.1%	87.6%
Accident year loss ratio (1)	61.8%	64.0%	61.0%	64.3%
Accident year combined ratio (1)	94.0%	94.8%	93.7%	95.2%
Attritional loss ratio (1)	59.8%	62.9%	60.0%	63.4%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	0.7%	11.3%	11.4%	16.7%
Book value per common share (2)	$15.41	$13.76	$15.41	$13.76
Book value per diluted common share (2)	$14.73	$13.35	$14.73	$13.35
Tangible book value per diluted common share (1) (2)	$13.88	$12.47	$13.88	$12.47
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Accident year combined ratio, accident year loss ratio and attritional loss ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Tangible book value per diluted common share is a non-GAAP financial measure. See reconciliation in “Book Value per Share - by Quarter.”
(2)Prior year comparatives represent amounts as of December 31, 2023.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,411.8	$5,345.3	$5,057.5	$4,755.4	$4,423.3
Debt securities, trading, at fair value	233.1	307.7	406.0	534.9	616.4
Short-term investments, at fair value	52.4	97.5	329.9	371.6	548.7
Investments in related party investment funds, at fair value	114.5	106.6	105.6	105.6	109.9
Other long-term investments, at fair value	236.1	241.7	298.2	310.1	327.7
Total investments	6,047.9	6,098.8	6,197.2	6,077.6	6,026.0
Cash and cash equivalents	640.7	598.1	867.5	969.2	703.5
Restricted cash and cash equivalents	174.5	125.9	218.9	132.1	107.7
Redemption receivable from related party investment fund	—	—	—	3.0	2.4
Due from brokers	13.9	28.6	16.4	5.6	21.5
Interest and dividends receivable	49.4	50.7	44.5	42.3	41.1
Insurance and reinsurance balances receivable, net	2,069.1	2,120.2	2,127.2	1,966.3	2,057.6
Deferred acquisition costs, net	330.0	341.9	320.8	308.9	333.0
Unearned premiums ceded	467.2	496.1	494.8	449.2	464.7
Loss and loss adjustment expenses recoverable, net	2,198.7	2,191.5	2,233.8	2,295.1	2,314.2
Deferred tax asset	249.2	285.1	290.7	293.6	180.6
Intangible assets	143.8	146.8	149.8	152.7	155.6
Other assets	298.1	280.3	174.2	175.9	183.3
Total assets	$12,682.5	$12,764.0	$13,135.8	$12,871.5	$12,591.2
Liabilities
Loss and loss adjustment expense reserves	$5,702.1	$5,606.0	$5,565.3	$5,608.1	$5,448.8
Unearned premium reserves	1,684.0	1,769.7	1,715.7	1,627.3	1,762.8
Reinsurance balances payable	1,509.6	1,544.5	1,780.5	1,736.7	1,733.4
Deposit liabilities	20.2	22.1	128.8	134.4	135.8
Deferred gain on retroactive reinsurance	21.7	23.0	25.8	27.9	25.8
Debt	660.5	648.6	770.6	786.2	763.5
Due to brokers	23.1	40.2	60.7	6.2	39.1
Deferred tax liability	38.9	56.1	48.9	68.7	81.2
Liability-classified capital instruments	58.4	72.6	83.2	67.3	62.0
Accounts payable, accrued expenses and other liabilities	267.5	275.7	335.9	278.1	273.4
Total liabilities	9,986.0	10,058.5	10,515.4	10,340.9	10,325.8
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	16.2	17.1	17.0	16.8	16.5
Additional paid-in capital	1,591.0	1,713.3	1,711.2	1,693.0	1,661.4
Retained earnings	806.2	801.7	691.8	601.0	507.5
Accumulated other comprehensive income (loss), net of tax	81.5	(28.0)	(17.4)	3.1	(135.4)
Shareholders’ equity attributable to SiriusPoint shareholders	2,694.9	2,704.1	2,602.6	2,513.9	2,250.0
Noncontrolling interests	1.6	1.4	17.8	16.7	15.4
Total shareholders’ equity	2,696.5	2,705.5	2,620.4	2,530.6	2,265.4
Total liabilities, noncontrolling interests and shareholders’ equity	$12,682.5	$12,764.0	$13,135.8	$12,871.5	$12,591.2

SiriusPoint Ltd.
Consolidated Statements of Income
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues
Net premiums earned	$568.9	$613.0	$1,753.2	$1,848.2
Net investment income	77.7	75.1	234.7	205.3
Net realized and unrealized investment gains (losses)	6.9	(7.1)	(48.0)	2.4
Net realized and unrealized investment gains from related party investment funds	7.9	0.1	8.9	—
Net investment income and net realized and unrealized investment gains (losses)	92.5	68.1	195.6	207.7
Other revenues	18.1	21.8	164.8	80.0
Loss on settlement and change in fair value of liability-classified capital instruments	(117.3)	(0.3)	(122.6)	(44.4)
Total revenues	562.2	702.6	1,991.0	2,091.5
Expenses
Loss and loss adjustment expenses incurred, net	317.5	373.1	999.4	1,015.9
Acquisition costs, net	117.5	129.5	382.3	361.0
Other underwriting expenses	44.9	36.6	127.8	132.1
Net corporate and other expenses	51.4	63.4	174.0	193.7
Intangible asset amortization	3.0	2.9	8.9	8.2
Interest expense	13.8	19.8	50.0	44.3
Foreign exchange (gains) losses	3.0	(1.8)	2.9	15.7
Total expenses	551.1	623.5	1,745.3	1,770.9
Income before income tax expense	11.1	79.1	245.7	320.6
Income tax expense	(2.4)	(15.3)	(26.3)	(56.6)
Net income	8.7	63.8	219.4	264.0
Net income attributable to noncontrolling interests	(0.2)	(2.3)	(2.2)	(6.7)
Net income available to SiriusPoint	8.5	61.5	217.2	257.3
Dividends on Series B preference shares	(4.0)	(4.0)	(12.0)	(12.0)
Net income available to SiriusPoint common shareholders	$4.5	$57.5	$205.2	$245.3
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.33	$1.15	$1.40
Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.32	$1.11	$1.36
Weighted average number of common shares used in the determination of earnings per share
Basic	165,659,401	163,738,528	168,275,970	162,233,695
Diluted	172,803,298	168,516,508	174,261,326	166,920,744
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Net premiums earned	$568.9	$590.5	$593.8	$578.0	$613.0
Net investment income	77.7	78.2	78.8	78.4	75.1
Net realized and unrealized investment gains (losses)	6.9	(55.9)	1.0	(12.4)	(7.1)
Net realized and unrealized investment gains (losses) from related party investment funds	7.9	1.0	—	(1.0)	0.1
Net investment income and net realized and unrealized investment gains (losses)	92.5	23.3	79.8	65.0	68.1
Other revenues	18.1	118.9	27.8	17.8	21.8
Loss on settlement and change in fair value of liability-classified capital instruments	(117.3)	10.6	(15.9)	(15.0)	(0.3)
Total revenues	562.2	743.3	685.5	645.8	702.6
Expenses
Loss and loss adjustment expenses incurred, net	317.5	364.4	317.5	365.4	373.1
Acquisition costs, net	117.5	119.9	144.9	111.7	129.5
Other underwriting expenses	44.9	41.1	41.8	64.2	36.6
Net corporate and other expenses	51.4	66.6	56.0	64.5	63.4
Intangible asset amortization	3.0	3.0	2.9	2.9	2.9
Interest expense	13.8	15.7	20.5	19.8	19.8
Foreign exchange (gains) losses	3.0	3.6	(3.7)	19.2	(1.8)
Total expenses	551.1	614.3	579.9	647.7	623.5
Income (loss) before income tax (expense) benefit	11.1	129.0	105.6	(1.9)	79.1
Income tax (expense) benefit	(2.4)	(14.2)	(9.7)	101.6	(15.3)
Net income	8.7	114.8	95.9	99.7	63.8
Net income attributable to noncontrolling interests	(0.2)	(0.9)	(1.1)	(2.2)	(2.3)
Net income available to SiriusPoint	8.5	113.9	94.8	97.5	61.5
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income available to SiriusPoint common shareholders	$4.5	$109.9	$90.8	$93.5	$57.5
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.60	$0.50	$0.52	$0.33
Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.57	$0.49	$0.50	$0.32
Weighted average number of common shares used in the determination of earnings per share
Basic	165,659,401	170,173,022	168,934,114	166,640,624	163,738,528
Diluted	172,803,298	178,711,254	174,380,963	173,609,940	168,516,508
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Comprehensive income
Net income	$8.7	$114.8	$95.9	$99.7	$63.8
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	0.4	(0.1)	(1.8)	1.0	(1.1)
Unrealized gains (losses) from debt securities held as available for sale investments	112.2	(3.4)	(18.4)	128.8	(56.2)
Reclassifications from accumulated other comprehensive income (loss)	(3.1)	(7.1)	(0.3)	8.7	(2.2)
Total other comprehensive income (loss)	109.5	(10.6)	(20.5)	138.5	(59.5)
Comprehensive income	118.2	104.2	75.4	238.2	4.3
Net income attributable to noncontrolling interests	(0.2)	(0.9)	(1.1)	(2.2)	(2.3)
Comprehensive income available to SiriusPoint	$118.0	$103.3	$74.3	$236.0	$2.0

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$314.5	$376.0	$690.5	$—	$23.5	$—	$714.0
Net premiums written	268.3	235.3	503.6	—	0.6	—	504.2
Net premiums earned	269.4	276.9	546.3	—	22.6	—	568.9
Loss and loss adjustment expenses incurred, net	137.6	170.1	307.7	(1.4)	11.2	—	317.5
Acquisition costs, net	69.8	65.9	135.7	(24.1)	5.9	—	117.5
Other underwriting expenses	20.4	20.0	40.4	—	4.5	—	44.9
Underwriting income	41.6	20.9	62.5	25.5	1.0	—	89.0
Services revenues	—	48.1	48.1	(29.9)	—	(18.2)	—
Services expenses	—	41.3	41.3	—	—	(41.3)	—
Net services fee income	—	6.8	6.8	(29.9)	—	23.1	—
Services noncontrolling loss	—	0.2	0.2	—	—	(0.2)	—
Net services income	—	7.0	7.0	(29.9)	—	22.9	—
Segment income	41.6	27.9	69.5	(4.4)	1.0	22.9	89.0
Net investment income					77.7	—	77.7
Net realized and unrealized investment gains					6.9	—	6.9
Net realized and unrealized investment gains from related party investment funds					7.9	—	7.9
Other revenues					(0.1)	18.2	18.1
Loss on settlement and change in fair value of liability-classified capital instruments					(117.3)	—	(117.3)
Net corporate and other expenses					(10.1)	(41.3)	(51.4)
Intangible asset amortization					(3.0)	—	(3.0)
Interest expense					(13.8)	—	(13.8)
Foreign exchange losses					(3.0)	—	(3.0)
Income (loss) before income tax expense	$41.6	$27.9	69.5	(4.4)	(53.8)	(0.2)	11.1
Income tax expense			—	—	(2.4)	—	(2.4)
Net income (loss)			69.5	(4.4)	(56.2)	(0.2)	8.7
Net (income) loss attributable to noncontrolling interest			—	—	(0.4)	0.2	(0.2)
Net income (loss) available to SiriusPoint			$69.5	$(4.4)	$(56.6)	$—	$8.5

Underwriting Ratios: (1)
Loss ratio	51.1%	61.4%	56.3%				55.8%
Acquisition cost ratio	25.9%	23.8%	24.8%				20.7%
Other underwriting expenses ratio	7.6%	7.2%	7.4%				7.9%
Combined ratio	84.6%	92.4%	88.5%				84.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$265.4	$460.1	$725.5	$—	$33.3	$—	$758.8
Net premiums written	243.2	290.4	533.6	—	32.4	—	566.0
Net premiums earned	256.9	318.4	575.3	—	37.7	—	613.0
Loss and loss adjustment expenses incurred, net	136.2	219.6	355.8	(1.2)	18.5	—	373.1
Acquisition costs, net	69.4	76.3	145.7	(37.2)	21.0	—	129.5
Other underwriting expenses	14.4	16.9	31.3	—	5.3	—	36.6
Underwriting income (loss)	36.9	5.6	42.5	38.4	(7.1)	—	73.8
Services revenues	(0.2)	58.8	58.6	(38.3)	—	(20.3)	—
Services expenses	—	48.7	48.7	—	—	(48.7)	—
Net services fee income (loss)	(0.2)	10.1	9.9	(38.3)	—	28.4	—
Services noncontrolling income	—	(2.4)	(2.4)	—	—	2.4	—
Net services income (loss)	(0.2)	7.7	7.5	(38.3)	—	30.8	—
Segment income (loss)	36.7	13.3	50.0	0.1	(7.1)	30.8	73.8
Net investment income					75.1	—	75.1
Net realized and unrealized investment losses					(7.1)	—	(7.1)
Net realized and unrealized investment gains from related party investment funds					0.1	—	0.1
Other revenues					1.5	20.3	21.8
Loss on settlement and change in fair value of liability-classified capital instruments					(0.3)	—	(0.3)
Net corporate and other expenses					(14.7)	(48.7)	(63.4)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(19.8)	—	(19.8)
Foreign exchange gains					1.8	—	1.8
Income before income tax expense	$36.7	$13.3	50.0	0.1	26.6	2.4	79.1
Income tax expense			—	—	(15.3)	—	(15.3)
Net income			50.0	0.1	11.3	2.4	63.8
Net (income) loss attributable to noncontrolling interest			—	—	0.1	(2.4)	(2.3)
Net income available to SiriusPoint			$50.0	$0.1	$11.4	$—	$61.5

Underwriting Ratios: (1)
Loss ratio	53.0%	69.0%	61.8%				60.9%
Acquisition cost ratio	27.0%	24.0%	25.3%				21.1%
Other underwriting expenses ratio	5.6%	5.3%	5.4%				6.0%
Combined ratio	85.6%	98.3%	92.5%				88.0%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,023.4	$1,390.5	$2,413.9	$—	$71.2	$—	$2,485.1
Net premiums written	867.2	913.5	1,780.7	—	6.4	—	1,787.1
Net premiums earned	779.2	838.3	1,617.5	—	135.7	—	1,753.2
Loss and loss adjustment expenses incurred, net	406.0	538.8	944.8	(4.1)	58.7	—	999.4
Acquisition costs, net	206.8	206.9	413.7	(93.8)	62.4	—	382.3
Other underwriting expenses	59.9	55.4	115.3	—	12.5	—	127.8
Underwriting income	106.5	37.2	143.7	97.9	2.1	—	243.7
Services revenues	—	171.3	171.3	(101.4)	—	(69.9)	—
Services expenses	—	135.0	135.0	—	—	(135.0)	—
Net services fee income	—	36.3	36.3	(101.4)	—	65.1	—
Services noncontrolling income	—	(2.1)	(2.1)	—	—	2.1	—
Net services income	—	34.2	34.2	(101.4)	—	67.2	—
Segment income	106.5	71.4	177.9	(3.5)	2.1	67.2	243.7
Net investment income					234.7	—	234.7
Net realized and unrealized investment losses					(48.0)	—	(48.0)
Net realized and unrealized investment gains from related party investment funds					8.9	—	8.9
Other revenues					94.9	69.9	164.8
Loss on settlement and change in fair value of liability-classified capital instruments					(122.6)	—	(122.6)
Net corporate and other expenses					(39.0)	(135.0)	(174.0)
Intangible asset amortization					(8.9)	—	(8.9)
Interest expense					(50.0)	—	(50.0)
Foreign exchange losses					(2.9)	—	(2.9)
Income before income tax expense	$106.5	$71.4	177.9	(3.5)	69.2	2.1	245.7
Income tax expense			—	—	(26.3)	—	(26.3)
Net income			177.9	(3.5)	42.9	2.1	219.4
Net income attributable to noncontrolling interests			—	—	(0.1)	(2.1)	(2.2)
Net income available to SiriusPoint			$177.9	$(3.5)	$42.8	$—	$217.2

Underwriting Ratios: (1)
Loss ratio	52.1%	64.3%	58.4%				57.0%
Acquisition cost ratio	26.5%	24.7%	25.6%				21.8%
Other underwriting expenses ratio	7.7%	6.6%	7.1%				7.3%
Combined ratio	86.3%	95.6%	91.1%				86.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,019.3	$1,571.6	$2,590.9	$—	$120.9	$—	$2,711.8
Net premiums written	866.1	1,019.4	1,885.5	—	97.8	—	1,983.3
Net premiums earned	788.2	934.0	1,722.2	—	126.0	—	1,848.2
Loss and loss adjustment expenses incurred, net	368.5	608.8	977.3	(4.0)	42.6	—	1,015.9
Acquisition costs, net	186.7	228.7	415.4	(105.6)	51.2	—	361.0
Other underwriting expenses	54.6	61.7	116.3	—	15.8	—	132.1
Underwriting income	178.4	34.8	213.2	109.6	16.4	—	339.2
Services revenues	(2.8)	184.6	181.8	(109.6)	—	(72.2)	—
Services expenses	—	144.2	144.2	—	—	(144.2)	—
Net services fee income (loss)	(2.8)	40.4	37.6	(109.6)	—	72.0	—
Services noncontrolling income	—	(5.7)	(5.7)	—	—	5.7	—
Net services income (loss)	(2.8)	34.7	31.9	(109.6)	—	77.7	—
Segment income	175.6	69.5	245.1	—	16.4	77.7	339.2
Net investment income					205.3	—	205.3
Net realized and unrealized investment gains					2.4	—	2.4
Other revenues					7.8	72.2	80.0
Loss on settlement and change in fair value of liability-classified capital instruments					(44.4)	—	(44.4)
Net corporate and other expenses					(49.5)	(144.2)	(193.7)
Intangible asset amortization					(8.2)	—	(8.2)
Interest expense					(44.3)	—	(44.3)
Foreign exchange losses					(15.7)	—	(15.7)
Income before income tax expense	$175.6	$69.5	245.1	—	69.8	5.7	320.6
Income tax expense			—	—	(56.6)	—	(56.6)
Net income			245.1	—	13.2	5.7	264.0
Net income attributable to noncontrolling interests			—	—	(1.0)	(5.7)	(6.7)
Net income available to SiriusPoint			$245.1	$—	$12.2	$—	$257.3

Underwriting Ratios: (1)
Loss ratio	46.8%	65.2%	56.7%				55.0%
Acquisition cost ratio	23.7%	24.5%	24.1%				19.5%
Other underwriting expenses ratio	6.9%	6.6%	6.8%				7.1%
Combined ratio	77.4%	96.3%	87.6%				81.6%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Gross premiums written	$714.0	$864.6	$906.6	$715.6	$758.8
Net premiums written	504.2	643.6	639.3	454.6	566.0
Net premiums earned	568.9	590.5	593.8	578.0	613.0
Expenses
Loss and loss adjustment expenses incurred, net	317.5	364.4	317.5	365.4	373.1
Acquisition costs, net	117.5	119.9	144.9	111.7	129.5
Other underwriting expenses	44.9	41.1	41.8	64.2	36.6
Underwriting income	$89.0	$65.1	$89.6	$36.7	$73.8

Underwriting Ratios (1):
Loss ratio	55.8%	61.7%	53.5%	63.2%	60.9%
Acquisition cost ratio	20.7%	20.3%	24.4%	19.3%	21.1%
Other underwriting expenses ratio	7.9%	7.0%	7.0%	11.1%	6.0%
Combined ratio	84.4%	89.0%	84.9%	93.6%	88.0%

Catastrophe losses, net of reinsurance and reinstatement premiums	$10.6	$5.6	$—	$(0.1)	$12.0
Favorable prior year loss reserve development	$(30.6)	$(1.1)	$(38.9)	$(11.1)	$(24.7)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Gross premiums written	$690.5	$842.7	$880.7	$719.8	$725.5
Net premiums written	503.6	649.9	627.2	458.2	533.6
Net premiums earned	546.3	553.4	517.8	558.4	575.3
Expenses
Loss and loss adjustment expenses incurred, net	307.7	336.0	301.1	328.4	355.8
Acquisition costs, net	135.7	143.0	135.0	132.3	145.7
Other underwriting expenses	40.4	37.5	37.4	60.7	31.3
Underwriting income	62.5	36.9	44.3	37.0	42.5
Services revenues	48.1	57.4	65.8	55.7	58.6
Services expenses	41.3	47.7	46.0	43.6	48.7
Net services fee income	6.8	9.7	19.8	12.1	9.9
Services noncontrolling (income) loss	0.2	(0.6)	(1.7)	(2.8)	(2.4)
Net services income	7.0	9.1	18.1	9.3	7.5
Segment income	$69.5	$46.0	$62.4	$46.3	$50.0

Underwriting Ratios (2):
Loss ratio	56.3%	60.7%	58.1%	58.8%	61.8%
Acquisition cost ratio	24.8%	25.8%	26.1%	23.7%	25.3%
Other underwriting expenses ratio	7.4%	6.8%	7.2%	10.9%	5.4%
Combined ratio	88.5%	93.3%	91.4%	93.4%	92.5%

Accident year loss ratio	61.8%	61.6%	59.7%	65.6%	64.0%
Accident year combined ratio	94.0%	94.2%	93.0%	100.1%	94.8%
Attritional loss ratio	59.8%	60.6%	59.7%	65.6%	62.9%

Catastrophe losses, net of reinsurance and reinstatement premiums	$10.6	$5.6	$—	$(0.2)	$6.7
Favorable prior year loss reserve development	$(29.7)	$(4.9)	$(8.0)	$(37.7)	$(12.6)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Gross premiums written	$314.5	$352.5	$356.4	$251.7	$265.4
Net premiums written	268.3	308.8	290.1	194.9	243.2
Net premiums earned	269.4	256.2	253.6	243.2	256.9
Expenses
Loss and loss adjustment expenses incurred, net	137.6	143.8	124.6	121.8	136.2
Acquisition costs, net	69.8	67.2	69.8	65.5	69.4
Other underwriting expenses	20.4	20.2	19.3	28.1	14.4
Underwriting income	41.6	25.0	39.9	27.8	36.9
Services revenues	—	—	—	1.7	(0.2)
Net services income (loss)	—	—	—	1.7	(0.2)
Segment income	$41.6	$25.0	$39.9	$29.5	$36.7

Underwriting Ratios (1):
Loss ratio	51.1%	56.1%	49.1%	50.1%	53.0%
Acquisition cost ratio	25.9%	26.2%	27.5%	26.9%	27.0%
Other underwriting expenses ratio	7.6%	7.9%	7.6%	11.6%	5.6%
Combined ratio	84.6%	90.2%	84.2%	88.6%	85.6%

Accident year loss ratio	57.2%	58.6%	53.2%	58.8%	60.5%
Accident year combined ratio	90.7%	92.7%	88.3%	97.2%	93.1%
Attritional loss ratio	53.0%	57.4%	53.2%	59.0%	57.8%

Catastrophe losses, net of reinsurance and reinstatement premiums	$11.3	$3.0	$—	$(0.6)	$6.8
Favorable prior year loss reserve development	$(16.6)	$(6.3)	$(10.3)	$(21.1)	$(19.2)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues
Gross premiums written	$376.0	$490.2	$524.3	$468.1	$460.1
Net premiums written	235.3	341.1	337.1	263.3	290.4
Net premiums earned	276.9	297.2	264.2	315.2	318.4
Expenses
Loss and loss adjustment expenses incurred, net	170.1	192.2	176.5	206.6	219.6
Acquisition costs, net	65.9	75.8	65.2	66.8	76.3
Other underwriting expenses	20.0	17.3	18.1	32.6	16.9
Underwriting income	20.9	11.9	4.4	9.2	5.6
Services revenues	48.1	57.4	65.8	54.0	58.8
Services expenses	41.3	47.7	46.0	43.6	48.7
Net services fee income	6.8	9.7	19.8	10.4	10.1
Services noncontrolling (income) loss	0.2	(0.6)	(1.7)	(2.8)	(2.4)
Net services income	7.0	9.1	18.1	7.6	7.7
Segment income	$27.9	$21.0	$22.5	$16.8	$13.3

Underwriting Ratios (1):
Loss ratio	61.4%	64.7%	66.8%	65.5%	69.0%
Acquisition cost ratio	23.8%	25.5%	24.7%	21.2%	24.0%
Other underwriting expenses ratio	7.2%	5.8%	6.9%	10.3%	5.3%
Combined ratio	92.4%	96.0%	98.4%	97.0%	98.3%

Accident year loss ratio	66.2%	64.2%	65.9%	70.8%	66.9%
Accident year combined ratio	97.2%	95.5%	97.5%	102.3%	96.2%
Attritional loss ratio	66.4%	63.3%	65.9%	70.7%	66.9%

Catastrophe losses, net of reinsurance and reinstatement premiums	$(0.7)	$2.6	$—	$0.4	$(0.1)
(Favorable) adverse prior year loss reserve development	$(13.1)	$1.4	$2.3	$(16.6)	$6.6
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$1,164.7	19.3%	$1,101.3	18.1%	$1,044.0	16.8%	$880.7	14.5%	$802.6	13.3%
Residential mortgage-backed securities	1,054.2	17.4%	1,046.5	17.2%	926.8	15.0%	902.8	14.9%	777.1	12.9%
Commercial mortgage-backed securities	251.6	4.2%	238.2	3.9%	236.5	3.8%	204.1	3.4%	168.9	2.8%
Corporate debt securities	1,892.2	31.2%	1,783.7	29.2%	1,730.8	27.9%	1,573.1	25.9%	1,533.5	25.4%
U.S. government and government agency	1,024.4	16.9%	1,141.1	18.7%	1,069.5	17.3%	1,136.7	18.7%	1,075.6	17.8%
Non-U.S. government and government agency	24.7	0.4%	34.5	0.6%	49.9	0.8%	58.0	1.0%	65.6	1.1%
Total debt securities, available for sale	5,411.8	89.4%	5,345.3	87.6%	5,057.5	81.6%	4,755.4	78.4%	4,423.3	73.4%
Asset-backed securities	102.9	1.6%	148.3	2.4%	199.7	3.2%	256.6	4.2%	304.2	5.0%
Residential mortgage-backed securities	53.1	0.9%	52.8	0.9%	55.3	0.9%	57.2	0.9%	56.2	0.9%
Commercial mortgage-backed securities	59.1	1.0%	62.9	1.0%	66.2	1.1%	67.8	1.1%	67.4	1.1%
Corporate debt securities	10.3	0.2%	10.6	0.2%	41.5	0.7%	45.2	0.7%	62.6	1.0%
U.S. government and government agency	4.3	0.1%	29.8	0.5%	33.4	0.5%	98.1	1.6%	108.8	1.8%
Non-U.S. government and government agency	3.4	0.1%	3.3	0.1%	9.9	0.2%	10.0	0.2%	17.2	0.3%
Total debt securities, trading	233.1	3.9%	307.7	5.0%	406.0	6.6%	534.9	8.7%	616.4	10.2%
Short-term investments	52.4	0.9%	97.5	1.6%	329.9	5.3%	371.6	6.1%	548.7	9.1%
Other long-term investments	120.3	2.0%	119.6	2.0%	172.2	2.8%	171.3	2.8%	183.3	3.0%
Cost and equity method investments	72.0	1.2%	71.4	1.2%	73.6	1.2%	80.1	1.3%	83.9	1.4%
Investments in funds valued at net asset value	158.3	2.6%	157.3	2.6%	158.0	2.5%	164.3	2.7%	170.4	2.8%
Total investments	$6,047.9	100.0%	$6,098.8	100.0%	$6,197.2	100.0%	$6,077.6	100.0%	$6,026.0	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	165,659,401	170,173,022	168,934,114	166,640,624	163,738,528
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares	7,143,897	8,538,233	5,446,849	6,969,316	4,777,980
Diluted number of common shares outstanding	172,803,298	178,711,255	174,380,963	173,609,940	168,516,508

Basic earnings per common share:
Net income available to SiriusPoint common shareholders	$4.5	$109.9	$90.8	$93.5	$57.5
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(7.2)	(6.1)	(6.5)	(4.0)
Net income allocated to SiriusPoint common shareholders	$4.4	$102.7	$84.7	$87.0	$53.5

Basic earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.60	$0.50	$0.52	$0.33

Diluted earnings per common share:
Net income available to SiriusPoint common shareholders	$4.5	$109.9	$90.8	$93.5	$57.5
Net income allocated to SiriusPoint participating common shareholders	(0.1)	(7.2)	(6.1)	(6.5)	(4.0)
Net income allocated to SiriusPoint common shareholders	$4.4	$102.7	$84.7	$87.0	$53.5

Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.03	$0.57	$0.49	$0.50	$0.32
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income available to SiriusPoint common shareholders	$4.5	$109.9	$90.8	$93.5	$57.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,504.1	2,402.6	2,313.9	2,050.0	2,036.0
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,494.9	2,504.1	2,402.6	2,313.9	2,050.0
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,499.5	$2,453.4	$2,358.3	$2,182.0	$2,043.0
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	0.7%	17.9%	15.4%	17.1%	11.3%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,494.9	$2,504.1	$2,402.6	$2,313.9	$2,050.0
Intangible assets	(143.8)	(146.8)	(149.8)	(152.7)	(155.6)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,351.1	$2,357.3	$2,252.8	$2,161.2	$1,894.4

Common shares outstanding	161,866,867	170,572,790	169,753,232	168,120,022	165,068,101
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	7,547,229	4,465,438	6,340,997	5,193,920	4,236,254
Book value per diluted common share denominator	169,414,096	175,038,228	176,094,229	173,313,942	169,304,355

Book value per common share	$15.41	$14.68	$14.15	$13.76	$12.42
Book value per diluted common share	$14.73	$14.31	$13.64	$13.35	$12.11
Tangible book value per diluted common share (1)	$13.88	$13.47	$12.79	$12.47	$11.19
(1)Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

SiriusPoint Ltd.
Net Corporate and Other Expenses - Nine months ended September 30, 2024
(expressed in thousands of U.S. dollars)

September 30, 2024
Net corporate and other expenses	$174.0

MGA Service expenses	$135.0

SPNT corporate and other expenses	$28.4
Salaries, benefits and incentives	1.3
Professional fees	9.7
Taxes and regulatory fees	7.3
Corporate insurance	3.6
Depreciation	3.2
Travel and entertainment	1.0
Other corporate expenses	2.3

Non-recurring corporate and other expenses	$10.6
Severance	4.6
Professional fees	6.0